Exhibit 99.2

The Mobile Advertising Business of Hipcricket, Inc.
Carve-out Statements of Financial Position

	As of
	June 30, 2015	September 30, 2014
	(Unaudited)
Assets
Current assets:
Cash and cash equivalents	$-	$-
Accounts receivable, net	1,600,739	3,846,906
Prepaid expenses and other current assets	75,266	160,177
Total current assets	1,676,005	4,007,083

Property and equipment, net	72,815	150,829
Intangible assets, net	2,222,667	2,222,667
Total assets	$3,971,487	$6,380,579

Liabilities and Accumulated Deficit
Current liabilities:
Accounts payable	$6,780,537	$5,328,738
Accrued liabilities	346,200	1,258,579
Deferred revenue	209,203	754,568
Total current liabilities	7,335,940	7,341,885

Commitments and contingencies	-	-

Accumulated deficit	(3,364,453)	(961,306)
Total liabilities and accumulated deficit	$3,971,487	$6,380,579

See accompanying notes to the carve-out financial statements.

The Mobile Advertising Business of Hipcricket, Inc.
Carve-out Statements of Operations

	Nine Months Ended June 30,
	2015	2014
	(Unaudited)	(Unaudited)

Revenue	$5,563,704	$11,647,525

Costs of revenue	3,025,315	7,379,899

Gross margin	2,538,389	4,267,626

Operating expenses:
Compensation and benefits	6,574,850	7,181,344
Depreciation expense	45,772	55,307
Professional fees	355,344	489,482
Occupancy costs	81,774	336,616
Other general and administrative costs	933,154	1,255,154
Total operating expenses	7,990,894	9,317,903

Loss from operations	(5,452,505)	(5,050,277)

Other expenses:
Restucturing costs	-	(219,492)
Interest expense	(152,511)	(58,195)
Other expenses	(38,922)	(14,625)
Total other expenses	(191,433)	(292,312)

Loss before income taxes	(5,643,938)	(5,342,589)

Income tax expense	-	-

Net loss	$(5,643,938)	$(5,342,589)

See accompanying notes to the carve-out financial statements.

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The Mobile Advertising Business of Hipcricket, Inc.
Carve-out Statement of Changes in Accumulated Deficit
Nine Months Ended June 30, 2015

Balances, September 30, 2014	$(961,306)

Employee share-based compensation	112,545
Net investment by Hipcricket, Inc.	3,128,246
Net loss	(5,643,938)

Balances, June 30, 2015 (Unaudited)	$(3,364,453)

See accompanying notes to the carve-out financial statements.

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The Mobile Advertising Business of Hipcricket, Inc.
Carve-out Statements of Cash Flows

	Nine Months Ended June 30,
	2015	2014
	(Unaudited)	(Unaudited)
Cash flows from operating activities:
Net loss	$(5,643,938)	$(5,342,589)
Adjustments to reconcile net loss to net cash used in operating activities:
Depreciation and amortization	45,772	55,307
Share-based payments	112,545	682,035
Loss on disposal of property and equipment	33,521	-
Changes in operating assets and liabilities:
Accounts receivable	2,246,167	(2,304,600)
Prepaid expenses and other current assets	84,911	(91,901)
Accounts payable and accrued liabilities	539,420	2,982,023
Deferred revenue	(545,365)	205,003
Net cash used in operating activities	(3,126,967)	(3,814,722)

Cash flows from investing activities:
Additions to property and equipment	(1,279)	(142,591)
Net cash used in investing activities	(1,279)	(142,591)

Cash flows from financing activities:
Net investment by Hipcricket, Inc.	3,128,246	3,957,313
Net cash provided by financing activities	3,128,246	3,957,313

Decrease in cash and cash equivalents	-	-
Cash and cash equivalents, beginning of the year	-	-
Cash and cash equivalents, end of the year	$-	$-

Supplemental cash flow information:
Interest paid	$152,511	$58,195
Income taxes paid	$-	$-

See accompanying notes to the carve-out financial statements.

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The Mobile Advertising Business of Hipcricket, Inc.

Notes to the Carve-out Financial Statements

NOTE 1 — DESCRIPTION OF BUSINESS

Description of Business

Hipcricket, Inc. (the “Company”) provides an end-to-end, data driven mobile engagement and analytics solution that empowers brands, agencies and media companies to drive customer engagement, loyalty and sales. Their proprietary, scalable and user friendly AD LIFE® software-as-a service platform (“AD LIFE Platform” or the “Platform”) creates measurable, real-time, one-to-one relationships between companies and their current or prospective customers, using text messages, multimedia messages (“MMS”), mobile web sites, mobile applications, mobile coupons, quick response (“QR”) codes and via mobile advertising from a single, scalable, self-service access point. The Platform enables customers to quickly plan, create, test, deploy, monitor, measure and optimize interactive mobile marketing and advertising programs throughout the campaign lifecycle across nearly every major mobile channel. The Company also provides business-to-consumer utilities including national mobile couponing solutions, strategic mobile healthcare tools, custom mobile application development, and consumer data tracking and analytics.

The Company generates revenue primarily through license fees, content development fees, messaging campaign fees, and fees associated with various add-on promotional applications in the Platform. Additional revenue is generated by platform administration and professional service fees related to the mobilization of client content and implementation of marketing campaigns through the Platform.

On January 20, 2015, the Company filed a voluntary petition for relief (the “Bankruptcy Filing”) under chapter 11 of Title 11 of the United States Code in the United States Bankruptcy Court for the District of Delaware (the “Bankruptcy Court”). Since filing its petition, the Company has operated as debtor in possession under the jurisdiction of the Bankruptcy Court.

On May 14, 2015, the Bankruptcy Court entered an order (Docket No. 428) (the “Confirmation Order”) confirming the Amended Chapter 11 Plan of Reorganization of the Debtor Dated March 31, 2015, as Modified (collectively with all exhibits and supplements and modifications or other amendments thereto, the “Plan”). The Plan became effective on May 15, 2015 (the “Effective Date”), the date upon which the Debtor filed its Notice of (I) Entry of Order Confirming, and Occurrence of Effective Date of, Amended Chapter 11 Plan of Debtor; (II) Bar Date for Administrative Claims; and (III) Certain Releases and Injunction Thereunder. Pursuant to the Confirmation Order, on the Effective Date, (a) the Company continued in existence as a reorganized entity (the “Reorganized Company”), (b) substantially all assets of the Company, except certain potential estate causes of action which may result in litigation recoveries to be distributed to holders of allowed claims pursuant to Article VII of the Plan and funds earmarked for payment of professional fees in connection with the chapter 11 case, vested in the Reorganized Company, (c) all previously outstanding common stock of the Company and all rights to convert, exchange or receive Company common stock were automatically cancelled and the Company’s stockholders will not be entitled to receive or retain any cash, securities or other property on account of their cancelled, released and extinguished common shares and rights, and (d) ESW Capital LLC received 100% of the new equity in, and became the sole shareholder of, the Reorganized Company as follows: (i) in its capacity as DIP Lender, ESW Capital LLC received 60% of the newly issued and outstanding equity of the Reorganized Company on the Effective Date in exchange for cancelling $3,000,000 due to it under the DIP Note and was repaid the remaining amount outstanding under the DIP Note, and (ii) in its capacity as Plan Sponsor, ESW Capital LLC received 40% of the newly issued and outstanding equity of the Reorganized Company in exchange for (y) a cash payment of $5,250,000, and (z) payment of cure costs required to be made in order to assume certain agreements.

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The Mobile Advertising Business of Hipcricket, Inc.

Notes to the Carve-out Financial Statements

(Continued)

On July 8, 2015 (the “Closing Date”), SITO Mobile, Ltd. and SITO Mobile Solutions, Inc., a subsidiary of SITO Mobile, Ltd. (collectively “SITO”), the Company and, solely as a guarantor of the Company’s indemnity obligations, ESW Capital LLC entered into an Asset Purchase Agreement (the “Agreement”) pursuant to which SITO acquired certain assets and assumed certain liabilities of the Mobile Advertising Business of the Company (the “Division”).

SITO paid $3,700,000 for the Division by issuing to the Company 6,205,602 shares of SITO’s common stock (the “Shares”), at an agreed-upon valuation of $2,400,000, and $1,300,000 in cash. SITO acquired all rights to contracts with the Company’s mobile advertising customers, customer lists and records as well as certain intellectual assets and properties used in the Company’s mobile advertising business. SITO hired certain employees of the Company to service the mobile advertising customers that were acquired.

The Agreement contains standard representations and warranties for a transaction of its nature. SITO and the Company have agreed to indemnify each other for any breaches of representations, warranties and covenants given in the Agreement. The Agreement also contains certain non-compete covenants. Except with respect to fraud, neither the Company nor SITO will have aggregate liability to the other in excess of $2,400,000.

In connection with the Shares of common stock issued or issuable under the Agreement, SITO relied on Section 4(a)(2) of the Securities Act of 1933, as amended, for transactions not involving a public offering. SITO has agreed to file a registration statement covering the shares under the Agreement.

The descriptions of the terms of the Agreement do not purport to be complete and are qualified in their entirety by the copy which is included as an exhibit to this Current Report.

NOTE 2 — SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Basis of Presentation

These carve-out financial statements exclude the financial results of the Company’s mobile marketing business, which consists of marketing to mobile devices, such as via SMS, MMS and push notifications and; therefore, do not represent the financial statements of the Company as a whole. Due to the inherent limitations of carving out net assets and activities from larger entities, these carve-out financial statements may not necessarily reflect the Division’s financial position, results of operations, and cash flows for future periods, and they may not reflect the financial position, results of operations, and cash flows that would be realized had the Division been a stand-alone entity during the years presented.

These carve-out financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“U.S.”) and should be read in conjunction with the audited carve-out financial statements as of and for the years ended September 30, 2014 and 2013 and notes thereto dated August 13, 2015.

In the opinion of management, all adjustments, consisting of normal recurring adjustments, necessary for a fair presentation of financial position and the results of operations for the interim periods presented have been reflected herein. The results of operations for the interim periods are not necessarily indicative of the results to be expected for the full year. Notes to the carve-out financial statements that would substantially duplicate the disclosures contained in the audited carve-out financial statements as of and for the years ended September 30, 2014 and 2013 have been omitted. The same accounting policies are followed for preparing the interim and annual financial information unless otherwise disclosed.

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The Mobile Advertising Business of Hipcricket, Inc.

Notes to the Carve-out Financial Statements

(Continued)

Use of Estimates and Judgments

The preparation of the carve-out financial statements in conformity with accounting principles generally accepted in the U.S. requires management to make estimates and assumptions that affect the amounts reported in the financial statements. The Company’s management regularly evaluates estimates and judgments based on historical experience and other relevant facts and circumstances. Actual results could differ from those estimates. Significant estimates relate to the allowances for tax assets, the assumptions used to value stock option awards, estimates of future cash flows used to evaluate the fair value of long-lived assets, revenues earned from percentage of completion contracts and the period in which such revenues should be recorded, and the allocation of expenses to the Division by the Company.

The carve-out financial statements include expenses of the Company, allocated to the Division for certain functions provided by the Company, including compensation and benefits, general corporate costs, occupancy and information technology costs. These expenses have been allocated to the results of the Division based on one of three allocation cost drivers: revenues attributable to each of the Company’s product lines, the headcount of employees within each division of the Company and an allocation of headcount of employees providing shared services to each division, and the identification of costs specific to each division within the Company. Management considers the basis on which the expenses have been allocated to be a reasonable reflection of the utilization of services provided to, or the benefit received by, the Division during the nine months ended June 30, 2015 and 2014. The allocations may not; however, reflect the expenses the Division would have incurred as an independent entity for the periods presented.

NOTE 3 — PROPERTY AND EQUIPMENT

Property and equipment consisted of the following at:

	June 30, 2015	September 30, 2014
Leasehold improvements	$-	$71,259
Computer equipment	55,930	80,208
Furniture and fixtures	99,963	109,968
Software	507,472	507,472
	663,365	768,907
Less: accumulated depreciation	(590,550)	(618,078)
	$72,815	$150,829

Depreciation expense was $45,772 and $55,307 for the nine months ended June 30, 2015 and 2014, respectively.

NOTE 4 — SHARE-BASED PAYMENTS

The Division’s employees that provide direct support to the Division participate in the Company’s various stock-based compensation incentive award plans. Stock-based compensation is measured at the grant date, based on the fair value of the award, and is recognized over the employee requisite service period. The Company’s common stock and all outstanding options were extinguished when the plan of reorganization became effective on May 15, 2015. Total stock-based compensation expense for the nine months ended June 30, 2015 and 2014 was allocated based on the headcount of employees within the Division as well as an allocation of expense for shared services employees and Board Members totaling $112,545 and $682,035, respectively.

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The Mobile Advertising Business of Hipcricket, Inc.

Notes to the Carve-out Financial Statements

(Continued)

NOTE 5 – CONTINGENCIES

In the normal course of business, the Company may become involved in various legal proceedings. Except as stated below, management is not aware of any pending or threatened legal proceeding to which the Company or Division is or will be a party that, if successful, might result in a material adverse change in the Division’s business, properties, or financial condition.

Leibsohn, et al. v. Hipcricket, Inc. (FKA Augme Technologies), et al., No. 13-2-40007-3 (King Cty. Sup. Ct.): On November 25, 2013, stockholders of the former Hipcricket, Inc. who were stockholders when Augme purchased the assets of Hipcricket, Inc. in August 2011 filed a lawsuit in King County Superior Court alleging that Augme and its board of directors at the time made false statements which induced the plaintiff stockholders to approve the asset purchase transaction. The lawsuit asserts claims under the Washington State Securities Act as well as common-law claims for intentional misrepresentation and negligent misrepresentation. Plaintiffs seek to rescind the asset purchase transaction or obtain a “rescissionary measure of damages,” as well as compensatory damages, interest and attorneys’ fees. On March 3, 2014, defendants filed a motion to dismiss the action in its entirety, and that motion was to be fully briefed by April 23, 2014. An oral argument on the motion to dismiss took place on May 9, 2014. On June 17, 2014 the court issued a decision denying the motion to dismiss. The Defendants intend to continue to vigorously defend the action. The Company cannot at this time estimate any potential loss that may result from this litigation.

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